                                                                    Exhibit 10.4



            THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, ANY STATE SECURITIES LAWS, OR THE SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTION. IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT, ANY APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTION, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT, ANY APPLICABLE SATE SECURITIES LAWS AND THE SECURITIES LAWS OF ANY OTHER JURISDICTION.

            VOID AFTER 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE (AS DEFINED BELOW).



No. 1                                          200,000 SERIES A PREFERRED SHARES

                               WARRANT TO PURCHASE

                          SERIES A PREFERRED SHARES OF

                              MARSEC HOLDINGS, INC.

                     TRANSFER RESTRICTED -- SEE SECTION 4.01

      This Warrant certifies that, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, AsiaInfo Holdings, Inc. or its registered assigns, is entitled to purchase from MARSEC Holdings, Inc. (the "Company"), at any time during the period commencing on September 15, 2000 (the "Effective Date") and ending at 5:00 p.m., New York City time, on the first anniversary of the Effective Date (the "Expiration Date"), the number of fully paid and nonassessable series a preferred shares (par value US$0.01 per share) of the Company (the "Series A Preferred Shares") stated above at an exercise price of US$3.50 per share (the "Exercise Price").

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01 As used herein, the following terms shall have the following meanings.

      "Affiliate" means any person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Warrantholder. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise.

      "Business Day" means a day other than a Saturday, Sunday or any other day on which banks in Beijing are authorized by law to remain closed.

      "Holder" or "Warrantholder" means AsiaInfo Holdings, Inc. or any assignee or transferee in whose name this Warrant or any part hereof is registered on the books of the Company. "Holders" or "Warrantholders" shall have correlative meanings.
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      "Securities Act" means the U.S. Securities Act of 1933, as amended.

      "Warrant Shares" means the Series A Preferred Shares or other securities deliverable upon exercise of the Warrants.

      "Warrants" means this Warrant and any new Warrant or Warrants issued by the Company and representing any part or parts hereof.



                                   ARTICLE II

                        DURATION AND EXERCISE OF WARRANT



      Section 2.01 This Warrant may be exercised at any time after 9:00 A.M., New York City time, on the Effective Date, and before 5:00 P.M., New York City time, on the Expiration Date. If this Warrant is not exercised at or before 5:00 P.M., New York City time, on the Expiration Date, it will become void and neither the Warrantholder nor any other person will have any rights under this Warrant.

      Section 2.02

      (a) To exercise this Warrant, in whole or in part, the Warrantholder must surrender this Warrant, with the Subscription Form attached hereto duly executed, to the Company at its principal office accompanied by a certified or official bank check payable to the order of the Company in an amount equal to the Exercise Price for the Warrant Shares as to which this Warrant is being exercised.

      (b) When the Company receives this Warrant with the Subscription Form duly executed and accompanied by payment of the full Exercise Price for the Warrant Shares as to which this Warrant is being exercised, the Company will enter the name of the Warrantholder on the Company's register of members in respect of the Warrant Shares and will issue certificates, registered in the name of the Warrantholder or such other names as are designated by the Warrantholder, representing the total number of Series A Preferred Shares (and other securities, if any) as to which this Warrant is being exercised, in such denominations as are requested by the Warrantholder, and the Company will deliver those certificates to the Warrantholder, within a reasonable period of time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been exercised.

      (c) If the Warrantholder exercises this Warrant with respect to fewer than all the Warrant Shares to which it relates, the Company will execute a new Warrant (with terms and conditions identical, mutatis mutandis, with the terms and conditions hereof) for the balance of the Warrant Shares that may be purchased upon exercise of this Warrant and deliver that new Warrant to the Warrantholder.

      (d) The Company will pay any taxes that may be payable in respect of the issuance of the Warrant Shares or in respect of the issuance of a new Warrant if this Warrant is exercised as to fewer than all the Warrant Shares to which it relates. The Company will not, however, be required to pay any transfer tax which becomes payable because Warrant Shares or a new Warrant are to be registered in a name other than that of the Warrantholder, and the Company will not be required to issue any Warrant Shares or to issue a new Warrant registered in a name other than that of the Warrantholder until the Company receives either
(i) evidence reasonably satisfactory to it that any applicable transfer taxes have been paid, or (ii) sufficient funds with which to pay such transfer taxes.

                                   ARTICLE III

            OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDERS

      Section 3.01 A Warrantholder will not, as such, be entitled to vote, to receive dividends or to have any other of the rights of a shareholder of the Company, except that after this Warrant is exercised in accordance with the terms of this Warrant, the persons in whose names the Warrant Shares purchased through exercise of this Warrant are to be issued will be deemed to become the holders of record of those Warrant Shares for all purposes even if certificates representing those Warrant Shares are not issued.

      Section 3.02

      (a) The Company will at all times reserve and keep available for issuance upon exercise of this Warrant the number of authorized and unissued Series A Preferred Shares equal to the maximum number of Series A Preferred Shares the Company may be required to issue upon exercise of this Warrant.

      (b) All Series A Preferred Shares issued on exercise of this Warrant will, when they are issued, be validly issued, fully paid, nonassessable and free of preemptive rights.

      (c) The Company agrees that if any Series A Preferred Shares reserved for the purpose of the issuance of Series A Preferred Shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any applicable law before such Series A Preferred Shares may be validly issued or delivered to the Warrantholder upon exercise of the Warrant, then the Company shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Warrant Shares issuable upon the exercise of this Warrant are listed on any national securities exchange, the Company shall, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all Warrant Shares issuable upon exercise of this Warrant.

      Section 3.03 The Company will not be required to issue any fraction of a Series A Preferred Share upon exercise of a Warrant. In any case in which the Warrantholder would, except for the provisions of this Section 3.03, be entitled to receive a fraction of a Series A Preferred Share upon exercise of a Warrant, the Company will issue the maximum number of whole Series A Preferred Shares it is required to issue, but the Company will not be required to make any payment or give any other consideration with respect to a fraction of a Series A Preferred Share to which the Warrantholder would be entitled but for this
Section 3.03.

      Section 3.04 The Company will maintain a Warrant Register in which the name and address of each registered holder of Warrants will be recorded.

      Section 3.05 Notices or other communications to the Warrantholder will be deemed given by the Company on the third Business Day after the day on which they are sent by first class mail addressed to the Warrantholder at the Warrantholder's last known address shown on the Warrant Register maintained by the Company.

      Section 3.06 Until this Warrant is properly presented for registration of transfer, the Company may treat the Warrantholder as the absolute owner of this Warrant for all purposes, including for the purpose of determining the persons entitled to exercise this Warrant, despite any notice to the contrary.

                                   ARTICLE IV

                              TRANSFER OF WARRANTS



      Section 4.01 This Warrant may only be sold, transferred, assigned or hypothecated, in whole or in part, with the written consent of the Company and only in accordance with Sections 4.02 and 4.03, provided however, that the Warrantholder may transfer the Warrant to any Affiliate of the Warrantholder without the written consent of the Company.

      Section 4.02 Upon surrender of this Warrant to the Company at its principal office with the Form of Assignment attached hereto (or another instrument of assignment) duly executed and accompanied by (i) evidence that any transfer tax has been paid, or funds sufficient to pay any transfer tax, and
(ii) evidence reasonably satisfactory to the Company that the proposed assignment will not violate Section 4.01, the Company will, without charge, execute and deliver a new Warrant registered in the name of the assignee named in the Form of Assignment (or other instrument of assignment) and will promptly cancel this Warrant. This Warrant may be divided into several Warrants or combined with other Warrants by surrender of this Warrant (and any other Warrants with which it is to be combined) at the principal office of the Company together with a written notice, signed by the Warrantholder, specifying the names and denominations in which new Warrants are to be issued, in which case the Company will issue new Warrants in such denominations and with terms and conditions identical, mutatis mutandis, with the terms and conditions hereof.

      Section 4.03 Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, or (in the case of mutilation) upon surrender of this Warrant, the Company will execute and deliver a new Warrant relating to the same number of Warrant Shares as this Warrant and the lost, stolen, destroyed or mutilated Warrant will become void. Any new Warrant executed and delivered in accordance with this Section 4.03 will constitute an additional contractual obligation of the Company, and will be valid and enforceable whether or not the Warrant which was believed to have been lost, stolen or destroyed is subsequently presented for exercise.



                                    ARTICLE V

                                  OTHER MATTERS



      Section 5.01 Unless the resale of Warrant Shares is the subject of a registration statement which has become effective under the Securities Act, the certificates representing Warrant Shares issued on exercise of this Warrant may bear the following legend:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SHAREHOLDERS AGREEMENT DATED AS OF SEPTEMBER 15, 2000. A COPY OF SUCH CONDITIONS WILL BE

            FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE. THESE SECURITIES MAY BE RESOLD OR TRANSFERRED ONLY (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER,
            (2) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (3) IN RELIANCE UPON ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT, IN EACH CASE DESCRIBED ABOVE, TO THE RECEIPT BY THE COMPANY OF ANY NECESSARY CERTIFICATIONS OR ENDORSEMENTS RELATING TO COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER APPLICABLE TO THE SECURITIES AND, IN THE CASE OF ANY TRANSFER PURSUANT TO CLAUSES (1) AND (3) ABOVE, AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE AND OTHER SECURITIES LAWS.

      Section 5.02 The provisions of this Warrant will bind, and inure to the benefit of, the Company and its successors and assigns.

      (a) Any notice or other communication to the Company relating to this Warrant will be deemed given on the day when it is delivered or sent by facsimile transmission (with a confirmation copy sent by mail), or on the third Business Day after the day on which it is sent by first-class mail, to the Company at the following address (or such other address as may be specified by the Company after the date of this Warrant in a notice given pursuant to Section 3.05):

      MARSEC Holdings, Inc.
      c/o AsiaInfo Holdings, Inc.
      #18-4, Baishiqiao Road
      Haidian District
      Beijing 100086
      PRC

      Attention: Fan Bao
      Facsimile: (8610) 6250 1893

      (b) Any notice or other communication to the Warrantholder will be deemed given when and as provided in Section 3.05.

      Section 5.04 The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

      Section 5.05 This Warrant will be governed by, and construed in accordance with, the laws of the State of New York relating to contracts made and to be performed in that State.

      Section 5.06 The Article and Section headings in this Warrant are for convenience only, are not part of this Warrant and are not intended to affect the meaning or interpretation of any of the terms of this Warrant.

        IN WITNESS WHEREOF, this Warrant has been executed by the Company as of the 15th day of September, 2000.
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                                        MARSEC HOLDINGS, INC.

                                        By    /s/  Fan Bao
                                            ------------------------------------
                                            Name:  Fan Bao
                                            Title: Chairman of the Board

                               FORM OF ASSIGNMENT

                       (To be signed only upon assignment)





            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the attached Warrant to __________________________________ to the extent of the right to purchase _________________ Warrant Shares, and the undersigned directs MARSEC Holdings, Inc. (the "Company") to record this transfer on the books of the Company.

Dated:  ___________, ___





                                        Signature: _____________________________
                                                   (Signature must conform to
                                                   the name of the Warrantholder
                                                   specified on the face of the
                                                   Warrant)

                                SUBSCRIPTION FORM



                        (To be signed only upon exercise)



To:   MARSEC Holdings, Inc.
      c/o AsiaInfo Holdings, Inc.
      #18-4, Baishiqiao Road
      Haidian District
      Beijing 100086
      PRC

      Attention: Fan Bao
      Facsimile: (8610) 6250 1893

      The undersigned irrevocably elects to purchase ________ Warrant Shares by exercising the Warrant to which this form is attached and tenders payment of the full Exercise Price with respect to those Warrant Shares. The undersigned requests that the certificates representing the Warrant Shares as to which the Warrant is being exercised be registered as follows:

Name:
Address:
Deliver to:
Address:

      If the Warrant Shares as to which the Warrant is being exercised are fewer than all the Warrant Shares to which the Warrant relates, please issue a new Warrant for the balance of those Warrant Shares registered in the name of the undersigned and deliver it to the undersigned at the following address:




Dated: _______________, ____            Signature  _____________________________
                                                   (Signature must conform to
                                                   the name of the Warrantholder
                                                   specified on the face of the
                                                   Warrant)